                                                               Exhibit 99.(h)(4)

                                   APPENDIX A

                           SHAREHOLDER SERVICING PLAN
                             WELLS FARGO FUNDS TRUST

                                                                      Maximum
Funds Trust                                                         Shareholder
Funds and Share Classes*                                           Servicing Fee
---------------------------------------------------------------   --------------
Aggressive Allocation Fund
   Administrator Class                                                 0.25

Asia Pacific Fund
   Class A                                                             0.25
   Class C                                                             0.25
   Investor Class                                                      0.25

Asset Allocation Fund
   Class A                                                             0.25
   Class B                                                             0.25
   Class C                                                             0.25
   Administrator Class                                                 0.25

C&B Large Cap Value Fund
   Class A                                                             0.25
   Class B                                                             0.25
   Class C                                                             0.25
   Investor Class                                                      0.25
   Administrator Class                                                 0.25

C&B Mid Cap Value Fund
   Class A                                                             0.25
   Class B                                                             0.25
   Class C                                                             0.25
   Investor Class                                                      0.25
   Administrator Class                                                 0.25

California Limited-Term Tax-Free Fund
   Class A                                                             0.25
   Class C                                                             0.25
   Administrator Class                                                 0.25

California Tax-Free Fund
   Class A                                                             0.25
   Class B                                                             0.25
   Class C                                                             0.25
   Administrator Class                                                 0.25

California Tax-Free Money Market Fund
   Class A                                                             0.25
   Service Class                                                       0.25

Capital Growth Fund
   Class A                                                             0.25
   Class C                                                             0.25
   Administrator Class                                                 0.25
   Investor Class                                                      0.25
Cash Investment Money Market Fund
   Administrator Class                                                 0.10
   Service Class                                                       0.25

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                                                                      Maximum
Funds Trust                                                         Shareholder
Funds and Share Classes*                                           Servicing Fee
---------------------------------------------------------------   --------------
Colorado Tax-Free Fund
   Class A                                                             0.25
   Class B                                                             0.25
   Class C                                                             0.25
   Administrator Class                                                 0.25

Common Stock Fund
   Class A                                                             0.25
   Class B                                                             0.25
   Class C                                                             0.25
   Investor Class                                                      0.25

Conservative Allocation Fund
   Administrator Class                                                 0.25

Discovery Fund
   Class A                                                             0.25
   Class C                                                             0.25
   Administrator Class                                                 0.25
   Investor Class                                                      0.25

Diversified Bond Fund
   Administrator Class                                                 0.25

Diversified Equity Fund
   Class A                                                             0.25
   Class B                                                             0.25
   Class C                                                             0.25
   Administrator Class                                                 0.25

Diversified Small Cap Fund
   Administrator Class                                                 0.25

Emerging Growth Fund
   Class A                                                             0.25
   Class C                                                             0.25
   Administrator Class                                                 0.25
   Investor Class                                                      0.25

Emerging Markets Equity Fund
   Class A                                                             0.25
   Class B                                                             0.25
   Class C                                                             0.25
   Administrator Class                                                 0.25

Endeavor Select Fund
   Class A                                                             0.25
   Class B                                                             0.25
   Class C                                                             0.25
   Administrator Class                                                 0.25

Enterprise Fund
   Class A                                                             0.25
   Class C                                                             0.25
   Administrator Class                                                 0.25
   Investor Class                                                      0.25

Equity Income Fund
   Class A                                                             0.25
   Class B                                                             0.25
   Class C                                                             0.25
   Administrator Class                                                 0.25

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                                                                      Maximum
Funds Trust                                                         Shareholder
Funds and Share Classes*                                           Servicing Fee
---------------------------------------------------------------   --------------
Equity Value Fund
   Class A                                                             0.25
   Class B                                                             0.25
   Class C                                                             0.25
   Administrator Class                                                 0.25

Government Money Market Fund
   Class A                                                             0.25
   Administrator Class                                                 0.10
   Service Class                                                       0.25

Government Securities Fund
   Class A                                                             0.25
   Class B                                                             0.25
   Class C                                                             0.25
   Administrator Class                                                 0.25
   Investor Class                                                      0.25

Growth Balanced Fund
   Class A                                                             0.25
   Class B                                                             0.25
   Class C                                                             0.25
   Administrator Class                                                 0.25

Growth Equity Fund
   Class A                                                             0.25
   Class B                                                             0.25
   Class C                                                             0.25
   Administrator Class                                                 0.25

Growth Fund
   Class A                                                             0.25
   Class C                                                             0.25
   Administrator Class                                                 0.25
   Investor Class                                                      0.25

Heritage Money Market Fund
   Administrator Class                                                 0.10

High Income Fund
   Class A                                                             0.25
   Class B                                                             0.25
   Class C                                                             0.25
   Investor Class                                                      0.25

Income Plus Fund
   Class A                                                             0.25
   Class B                                                             0.25
   Class C                                                             0.25
   Investor Class                                                      0.25

Index Fund
   Class A                                                             0.25
   Class B                                                             0.25
   Administrator Class                                                 0.10
   Investor Class                                                      0.25

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                                                                      Maximum
Funds Trust                                                         Shareholder
Funds and Share Classes*                                           Servicing Fee
---------------------------------------------------------------   --------------
Inflation-Protected Bond Fund
   Class A                                                             0.25
   Class B                                                             0.25
   Class C                                                             0.25
   Administrator Class                                                 0.25

Intermediate Tax/AMT-Free Fund
   Class A                                                             0.25
   Class C                                                             0.25
   Administrator Class                                                 0.25
   Investor Class                                                      0.25

International Core Fund
   Class A                                                             0.25
   Class B                                                             0.25
   Class C                                                             0.25
   Administrator Class                                                 0.25

International Equity Fund
   Class A                                                             0.25
   Class B                                                             0.25
   Class C                                                             0.25
   Administrator Class                                                 0.25
   Investor Class                                                      0.25

International Value Fund
   Class A                                                             0.25
   Class B                                                             0.25
   Class C                                                             0.25
   Administrator Class                                                 0.25

Large Cap Appreciation Fund
   Class A                                                             0.25
   Class B                                                             0.25
   Class C                                                             0.25
   Administrator Class                                                 0.25

Large Cap Growth Fund
   Investor Class                                                      0.25

Large Company Core Fund
   Class A                                                             0.25
   Class B                                                             0.25
   Class C                                                             0.25
   Administrator Class                                                 0.25
   Investor Class                                                      0.25

Large Company Growth Fund
   Class A                                                             0.25
   Class B                                                             0.25
   Class C                                                             0.25
   Administrator Class                                                 0.25
   Investor Class                                                      0.25

Large Company Value Fund
   Class A                                                             0.25
   Class C                                                             0.25
   Administrator Class                                                 0.25
   Investor Class                                                      0.25

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                                                                      Maximum
Funds Trust                                                         Shareholder
Funds and Share Classes*                                           Servicing Fee
---------------------------------------------------------------   --------------
Mid Cap Disciplined Fund
   Class A                                                             0.25
   Class C                                                             0.25
   Administrator Class                                                 0.25
   Investor Class                                                      0.25

Mid Cap Growth Fund
   Class A                                                             0.25
   Class B                                                             0.25
   Class C                                                             0.25
   Administrator Class                                                 0.25
   Investor Class                                                      0.25

Minnesota Money Market Fund
   Class A                                                             0.25

Minnesota Tax-Free Fund
   Class A                                                             0.25
   Class B                                                             0.25
   Class C                                                             0.25
   Administrator Class                                                 0.25

Moderate Balanced Fund
   Class A                                                             0.25
   Class B                                                             0.25
   Class C                                                             0.25
   Administrator Class                                                 0.25

Money Market Fund
   Class A                                                             0.25
   Class B                                                             0.25
   Investor Class                                                      0.25

Municipal Bond Fund
   Class A                                                             0.25
   Class B                                                             0.25
   Class C                                                             0.25
   Administrator Class                                                 0.25
   Investor Class                                                      0.25

Municipal Money Market Fund
   Investor Class                                                      0.25

National Tax-Free Money Market Fund
   Class A                                                             0.25
   Administrator Class                                                 0.10
   Service Class                                                       0.25

Opportunity Fund
   Class A                                                             0.25
   Class C                                                             0.25
   Administrator Class                                                 0.25
   Investor Class                                                      0.25

Overland Express Sweep Fund                                            0.25

Prime Investment Money Market Fund
   Service Class                                                       0.25

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                                                                      Maximum
Funds Trust                                                         Shareholder
Funds and Share Classes*                                           Servicing Fee
---------------------------------------------------------------   --------------
Short Duration Government Bond Fund
   Class A                                                             0.25
   Class B                                                             0.25
   Class C                                                             0.25
   Administrator Class                                                 0.25

Short-Term Bond Fund
   Class A                                                             0.25
   Class C                                                             0.25
   Investor Class                                                      0.25

Short-Term High Yield Bond Fund
   Class A                                                             0.25
   Class C                                                             0.25
   Investor Class                                                      0.25

Short-Term Municipal Bond Fund
   Class A                                                             0.25
   Class C                                                             0.25
   Investor Class                                                      0.25

Small Cap Disciplined Fund
   Class A                                                             0.25
   Class C                                                             0.25
   Administrator Class                                                 0.25
   Investor Class                                                      0.25

Small Cap Growth Fund
   Class A                                                             0.25
   Class B                                                             0.25
   Class C                                                             0.25
   Administrator Class                                                 0.25
   Investor Class                                                      0.25

Small Cap Opportunities Fund
   Administrator Class                                                 0.25

Small Cap Value Fund
   Class A                                                             0.25
   Class B                                                             0.25
   Class C                                                             0.25
   Investor Class                                                      0.25

Small Company Growth Fund
   Class A                                                             0.25
   Class B                                                             0.25
   Class C                                                             0.25
   Administrator Class                                                 0.25

Small Company Value Fund
   Class A                                                             0.25
   Class B                                                             0.25
   Class C                                                             0.25
   Administrator Class                                                 0.25

Small/Mid Cap Value Fund
   Class A                                                             0.25
   Class C                                                             0.25
   Administrator Class                                                 0.25
   Investor Class                                                      0.25

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                                                                      Maximum
Funds Trust                                                         Shareholder
Funds and Share Classes*                                           Servicing Fee
---------------------------------------------------------------   --------------
Social Sustainability Fund
   Class A                                                             0.25
   Class C                                                             0.25
   Administrator Class                                                 0.25

Specialized Financial Services Fund
   Class A                                                             0.25
   Class B                                                             0.25
   Class C                                                             0.25

Specialized Technology Fund
   Class A                                                             0.25
   Class B                                                             0.25
   Class C                                                             0.25
   Investor Class                                                      0.25

Stable Income Fund
   Class A                                                             0.25
   Class B                                                             0.25
   Class C                                                             0.25
   Administrator Class                                                 0.25

Strategic Income Fund
   Class A                                                             0.25
   Class B                                                             0.25
   Class C                                                             0.25

Strategic Small Cap Value Fund/1/
   Class A                                                             0.25
   Class C                                                             0.25
   Administrator Class                                                 0.25

Target Today Fund
   Class A                                                             0.25
   Class B                                                             0.25
   Class C                                                             0.25
   Administrator Class                                                 0.25
   Investor Class                                                      0.25

Target 2010 Fund
   Class A                                                             0.25
   Class B                                                             0.25
   Class C                                                             0.25
   Administrator Class                                                 0.25
   Investor Class                                                      0.25

Target 2015 Fund
   Administrator Class                                                 0.25
   Investor Class                                                      0.25

Target 2020 Fund
   Class A                                                             0.25
   Class B                                                             0.25
   Class C                                                             0.25
   Administrator Class                                                 0.25
   Investor Class                                                      0.25

----------
/1/ On June 2, 2009, the Board of Trustees approved the liquidation of the Strategic Small Cap Value Fund effective on or about August 21, 2009.

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                                                                      Maximum
Funds Trust                                                         Shareholder
Funds and Share Classes*                                           Servicing Fee
---------------------------------------------------------------   --------------
Target 2025 Fund
   Administrator Class                                                 0.25
   Investor Class                                                      0.25

Target 2030 Fund
   Class A                                                             0.25
   Class B                                                             0.25
   Class C                                                             0.25
   Administrator Class                                                 0.25
   Investor Class                                                      0.25

Target 2035 Fund
   Administrator Class                                                 0.25
   Investor Class                                                      0.25

Target 2040 Fund
   Class A                                                             0.25
   Class B                                                             0.25
   Class C                                                             0.25
   Administrator Class                                                 0.25
   Investor Class                                                      0.25

Target 2045 Fund
   Administrator Class                                                 0.25
   Investor Class                                                      0.25

Target 2050 Fund
   Investor Class                                                      0.25
   Administrator Class                                                 0.25

Total Return Bond Fund
   Class A                                                             0.25
   Class B                                                             0.25
   Class C                                                             0.25
   Administrator Class                                                 0.25
   Investor Class                                                      0.25

Treasury Plus Money Market Fund
   Class A                                                             0.25
   Administrator Class                                                 0.10
   Service Class                                                       0.25

Ultra Short-Term Income Fund
   Class A                                                             0.25
   Class C                                                             0.25
   Administrator Class                                                 0.25
   Investor Class                                                      0.25

Ultra Short-Term Municipal Income Fund
   Class A                                                             0.25
   Class C                                                             0.25
   Investor Class                                                      0.25

U.S. Value Fund
   Class A                                                             0.25
   Class B                                                             0.25
   Class C                                                             0.25
   Administrator Class                                                 0.25
   Investor Class                                                      0.25

WealthBuilder Conservative Allocation Portfolio                        0.25

WealthBuilder Equity Portfolio                                         0.25

                                                                      Maximum
Funds Trust                                                         Shareholder
Funds and Share Classes*                                           Servicing Fee
---------------------------------------------------------------   --------------
WealthBuilder Growth Allocation Portfolio                              0.25

WealthBuilder Growth Balanced Portfolio                                0.25

WealthBuilder Moderate Balanced Portfolio                              0.25

WealthBuilder Tactical Equity Portfolio                                0.25

Wisconsin Tax-Free Fund
   Class A                                                             0.25
   Class C                                                             0.25
   Investor Class                                                      0.25

100% Treasury Money Market Fund
   Class A                                                             0.25
   Service Class                                                       0.25

     Fees payable to a Servicing Agent are expressed as a percentage of the average daily net asset value of the shares of the specified class of the particular Fund beneficially owned by or attributable to clients of the Servicing Agent.

* On November 7, 2007, the Board of Trustees approved the closing of Class B shares to new investors and additional investments, effective February 14, 2008, with the exception of the Money Market Fund. Following the closing of the Class B shares, 12b-1 and shareholder servicing fees will continue to reimburse previously incurred distribution-related expenses and expenses for servicing shareholder accounts and retain the assets of existing shareholders.

Most recent agreement approval: March 27, 2009
Appendix A amended: June 2, 2009

     The foregoing fee schedule is agreed to as of June 2, 2009 and shall remain in effect until changed in writing by the parties.

                                        WELLS FARGO FUNDS TRUST


                                        By:
                                            ------------------------------------
                                            C. David Messman
                                            Secretary


                                        WELLS FARGO FUNDS MANAGEMENT, LLC


                                        By:
                                            ------------------------------------
                                            Andrew Owen
                                            Executive Vice President